Exhibit 10.1

SECOND AMENDMENT TO CREDIT AND GUARANTEE AGREEMENT
SECOND AMENDMENT TO CREDIT AND GUARANTEE AGREEMENT (this “Agreement” or the “Amendment”) dated as of January 9, 2017 relating to the Credit and Guarantee Agreement dated as of January 6, 2016 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement as modified by this Amendment, the “Amended Credit Agreement") among Kraton Polymers LLC, a Delaware limited liability company (the “Borrower”), Kraton Corporation (formerly, Kraton Performance Polymers, Inc.), a Delaware corporation (“Parent”), certain subsidiaries of Parent, as Guarantors, the Lenders party thereto from time to time and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders. . Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Existing Credit Agreement.
RECITALS:
WHEREAS, the Borrower has requested that Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Nomura Securities International, Inc. (collectively, the “Lead Arrangers”) arrange Replacement Term Loans in an aggregate principal amount of $1,278,000,000.00 (“Replacement Term Loans”) pursuant to Section 10.5(f) of the Existing Credit Agreement (the “Replacement Term Loan Financing”), the net proceeds of which will be used to make a voluntary prepayment in full of the balance of the aggregate principal amount of the Loans outstanding on the Second Amendment Effective Date (as defined below), together with accrued interest thereon (such amounts collectively, the “Term Loan Repayment Amount”); and
WHEREAS, the institution listed on Schedule I hereto as a Replacement Term Lender (the “Replacement Term Lender”) (i) has agreed, on the terms and conditions set forth herein and in the Existing Credit Agreement, to provide the amount of the Replacement Term Loans set forth opposite its name under the heading “Replacement Term Loan Commitment” on Schedule I hereto (the “Replacement Term Loan Commitments”) and (ii) by executing a signature page to this Agreement, approves of the amendments to the Existing Credit Agreement as set forth in Section 3 of this Agreement.
WHEREAS, each existing Term Lender that executes and delivers a consent in the form of the Lender Consent attached to the Election Notice Memorandum (as defined in the Cashless Roll Letter (as defined below)) posted to the Lenders (a “Lender Consent”) as a Lender of Initial Term Loans will be deemed (i) to have agreed to the terms of this Amendment and the Amended Credit Agreement, (ii) to have agreed to exchange (as further described in the Lender Consent) the Allocated Amount (as defined in the Cashless Settlement of Existing Term Loans letter, dated January 9, 2017 (the “Cashless Roll Letter”), by and among the Borrower and the Administrative Agent) of its existing Initial Term Loans for Replacement Term Loans in an equal principal amount, and (iii) upon the Second Amendment Effective Date to have exchanged (as further described in the Lender Consent) the Allocated Amount of its existing Initial Term Loans for Replacement Term Loans in an equal principal amount, which will be

Exhibit 10.1

effectuated either by exercising a cash-less exchange option or through a cash settlement option selected by such Lender in its Lender Consent.
NOW, THEREFORE, the parties hereto therefore agree as follows:

Exhibit 10.1

SECTION 1.        References. The rules of construction specified in Section 1.3 of the Existing Credit Agreement also apply to this Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, after this Agreement becomes effective, refer to the Amended Credit Agreement.

SECTION 2.        Replacement Term Loans.

(a)Subject to the terms and conditions set forth herein, the Replacement Term Lender agrees to make a (i) Replacement Term Loan to the Borrower on the Second Amendment Effective Date in a principal amount not to exceed its Replacement Term Loan Commitment. Unless previously terminated, the Replacement Term Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Second Amendment Effective Date.

(b)With effect from the Second Amendment Effective Date, the Replacement Term Loans shall be “Initial Term Loans” and the Replacement Term Lender shall be a Lender with outstanding Initial Term Loans under the Amended Credit Agreement.

SECTION 3.        Amendments to Credit Agreement.

Effective as of the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any

Exhibit 10.1

person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Second Amendment” means the Second Amendment to Credit and Guarantee Agreement, dated as of January 9, 2017 among the Borrower, Parent, the other Credit Parties party thereto, the Lenders party thereto and the Administrative Agent.
“Second Amendment Effective Date” means the first date when each of the conditions under Section 6 of the Second Amendment have been met.
(b)    The definition of “Applicable Margin” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Margin” means (a) with respect to the Initial Term Loans that are Eurocurrency Rate Loans, 4.00% per annum and; and (b) with respect to Initial Term Loans that are Base Rate Loans, 3.00% per annum; and (c) with respect to any Additional Loan of any Class, the rate or rates per annum specified in the applicable Refinancing Amendment, Incremental Facility Amendment or Extension Amendment.”

(c)      The definition of “Closing Date” in Section 1.1. of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows: “Closing Date” means January 6, 2016”.
(d)     The definition of “Restricted Junior Payment” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“Restricted Junior Payment” means (i) any dividend or other distribution, direct or indirect, on account of any Equity Interests of Parent, Borrower or any of their respective Subsidiaries now or hereafter outstanding, except a dividend payable solely in Qualified Equity Interests, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests of Parent, Borrower or any of their respective Subsidiaries now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Equity Interests of Parent, Borrower or any of their respective Subsidiaries now or hereafter outstanding and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in‑substance or legal defeasance), sinking fund or similar payment with respect to, any Junior Indebtedness, other than in clauses (ii), (iii) and (iv), solely in the exchange for Qualified Equity Interests or, in the case of clause (iv), solely in connection with any refinancing of such Indebtedness permitted under clause 6.01(m).”

Exhibit 10.1

(e)     Section 2.10(b) of the Existing Credit Agreement is hereby amended by deleting the phrase “prior to the date that is 12 months after the Closing Date” and replacing it with the phrase “prior to the date that is six (6) months after the Second Amendment Effective Date”.
(f)     Schedules 4.1 and 4.2 are hereby amended as set forth in Exhibit A attached hereto.
(g)     Section 10 of the Credit Agreement is hereby amended by adding the following Section 10.28 as follows:
“Section 10.28 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
a.the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

b.the effects of any Bail-in Action on any such liability, including, if applicable:

i.a reduction in full or in part or cancellation of any such liability;

ii.a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

iii.the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

SECTION 4.        Certain Agreements.

(a)The parties hereto hereby agree that, for all purposes under the Amended Credit Agreement and the other Credit Documents, (i) the Replacement Term Loans will constitute Loans and Initial Term Loans and the term loan facility extended hereunder, the Initial Term Facility and (ii) the Replacement Term Lender will each be a Lender and a Term Lender.
(b)The parties hereto hereby agree that Lead Arrangers hereunder, in their capacity as such, shall be deemed to constitute Arrangers under the Amended Credit Agreement and the other Credit Documents.

Exhibit 10.1

SECTION 5.        Representations of the Borrower. The Borrower represents and warrants that:

(a)    the representations and warranties set forth in the Credit Documents are true and correct in all material respects (or in all respects where qualified by materiality or Material Adverse Effect) on and as of the Second Amendment Effective Date after giving effect hereto with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(b)    no Event of Default or Default shall exist immediately prior to or after giving effect to the transactions contemplated hereunder;

(c)    immediately after giving effect to the transactions contemplated hereunder on the Second Amendment Effective Date, (i) the sum of debt and other liabilities (including contingent liabilities) of Parent and its Subsidiaries, taken as a whole, does not exceed the present fair saleable value of Parent and its Subsidiaries, taken as a whole, and the present assets of Parent and its Subsidiaries, taken as a whole; (ii) the capital of Parent and its Subsidiaries, taken as a whole, is not unreasonably small in relation to their business as contemplated to be conducted after the Second Amendment Effective Date and the consummation of the transactions hereunder; and (iii) Parent and its Subsidiaries, taken as a whole, have not incurred and do not intend to incur, or believe (nor should it reasonably believe) that they will incur, debts and liabilities (including contingent liabilities) beyond their ability to pay such debts and liabilities as they become due (whether at maturity or otherwise). For purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standards No. 5).

SECTION 6.        Conditions. This Agreement shall become effective as of the first date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a)    the Administrative Agent (or its counsel) shall have received from each Credit Party, the Replacement Term Lender and the Administrative Agent (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement or a Lender Consent;

(b)    the Administrative Agent shall have received (i) any required notice of prepayment of Loans pursuant to Section 2.10(a) of the Existing Credit Agreement and (ii) any required notice of borrowing of Replacement Term Loans pursuant to Section 2.1(b) of the Existing Credit Agreement; provided, in each case, that such notice of prepayment and notice of borrowing shall be delivered in accordance the time periods specified in Sections 2.10(a) and 2.1(b), as

Exhibit 10.1

applicable, of the Existing Credit Agreement or such shorter period as the Administrative Agent may agree;
(c)the representations and warranties set forth in Section 5 above shall be true and correct as of the Second Amendment Effective Date;

(d)the Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and executed by a Responsible Officer of the Borrower Representative, confirming the accuracy of the representations and warranties set forth in Section 5 above;

(e)The Administrative Agent shall have received a solvency certificate in the form of Exhibit K attached to the Existing Credit Agreement from the chief financial officer of the Borrower that shall certify as to the solvency of Parent and its Subsidiaries (on a consolidated basis) after giving effect to the transactions contemplated hereunder;

(f)Administrative Agent and Arrangers shall have received a duly executed letter of direction from the Borrower addressed to Administrative Agent and Arrangers, directing the disbursement on the Second Amendment Effective Date of the proceeds of the Refinanced Term Loans made on such date;

(g)Agents and Lenders shall have received an executed copy of the customary written opinion of Cleary Gottlieb Steen & Hamilton LLP, counsel for the Credit Parties, and Young Conaway Stargatt & Taylor LLP, local Delaware counsel for the Credit Parties, in each case, addressed to Agents and Lenders, dated as of the Second Amendment Effective Date and otherwise in form and substance reasonably satisfactory to Administrative Agent and Arrangers (and each Credit Party hereby instructs such counsel to deliver such opinion to Agents and Lenders);

(h)the Administrative Agent shall have received customary closing certificates and documentation consistent with those delivered on the Closing Date and such additional customary documents and filings as the Administrative Agent may reasonably require to assure that the Replacement Term Loans contemplated hereby are secured by the Collateral;

(i)the payment of the Term Loan Repayment Amount by the Borrower to the Administrative Agent for the accounts of the existing Term Lenders, as a voluntary prepayment in full of the Loans outstanding on the Second Amendment Effective Date, shall occur simultaneously with the Borrowing of the Replacement Term Loans;

(j)Borrower shall have paid to Lenders, Agents and Arrangers the fees payable on the Second Amendment Effective Date referred to in Section 2.8 of the Amended Credit Agreement and all expenses payable pursuant to Section 10.2 of the Amended Credit Agreement or pursuant any other letter agreement with the Arrangers which have accrued to or are otherwise payable on the Second Amendment Effective Date, in each case to the extent Borrower has received invoices therefor at least three Business Days prior to the Second Amendment Effective Date;

Exhibit 10.1

(k)no later than three Business Days in advance of the Second Amendment Effective Date, the Replacement Term Lender shall have received all documentation and other information reasonably requested by it in writing at least ten days in advance of the Second Amendment Effective Date, which documentation or other information is required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

SECTION 7.        Waivers. Solely in connection with the borrowing of the Replacement Term Loans on the Second Amendment Effective Date and the voluntary prepayment in full of the Loans in connection therewith, each of the Lenders party hereto hereby waive any required notice of prepayment of Loans pursuant to Section 2.10(a) of the Existing Credit Agreement.

SECTION 8.        Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to any principle of conflicts of laws principles thereof.

SECTION 9.        Confirmation of Guaranties and Security Interests. By signing this Agreement, each Credit Party hereby confirms that (i) the obligations of the Credit Parties under the Existing Credit Agreement as modified hereby (including with respect to the Replacement Term Loans) and the other Credit Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Existing Credit Agreement, Pledge and Security Agreement and the other Credit Documents and (y) constitute Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Guarantee, the Pledge and Security Agreement and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Credit Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Credit Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

SECTION 10.    Consent. The Borrower and the Administrative Agent hereby consent to the assignment of any Replacement Term Loans held by the Replacement Term Lender on the date hereof; provided, that the Borrower consents to such assignment only to the extent that the amount and relevant assignee of each such assignment has been disclosed by the Administrative Agent to the Borrower on or prior to the date hereof.

SECTION 11.        Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Credit Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

Exhibit 10.1

SECTION 12.    Miscellaneous. This Agreement shall constitute a Credit Document for all purposes of the Existing Credit Agreement. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent as agreed to between the parties incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby (in the case of any such fees and reasonable out-of-pocket expenses incurred in connection with this Agreement or the Term Loan Refinancing, subject to any agreed-upon limits contained in any letter agreement with the Administrative Agent or its affiliates entered into in connection with this Agreement or the Term Loan Refinancing). The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

SECTION 13.    Incorporation. Sections 10.15 and 10.16 of the Existing Credit Agreement, relating to, among other things, jurisdiction, waiver of jury trial, venue, forum and service of process, are hereby incorporated and shall apply to the parties hereto mutatis mutandis, to the same extent as if fully set forth herein.

[Remainder of Page Intentionally Left Blank]

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
KRATON POLYMERS LLC

By:	/s/ Steven E. Tremblay
Name: Steven E. Tremblay

Title:	Executive Vice President and
Chief Financial Officer

PARENT

KRATON CORPORATION

By:	/s/ Steven E. Tremblay
Name: Steven E. Tremblay

Title:	Executive Vice President and
Chief Financial Officer

GUARANTORS

ELASTOMERS HOLDINGS LLC

By:	/s/ Steven E. Tremblay
Name: Steven E. Tremblay

Title:	Executive Vice President and
Chief Financial Officer

KRATON POLYMERS U.S. LLC

By:	/s/ Steven E. Tremblay
Name: Steven E. Tremblay

Title:	Executive Vice President and
Chief Financial Officer

ARIZONA CHEMICAL COMPANY, LLC

By:	/s/ Steven E. Tremblay
Name: Steven E. Tremblay

Title:	Executive Vice President and
Chief Financial Officer

Exhibit 10.1

KRATON POLYMERS CAPITAL CORPORATION

By:	/s/ Steven E. Tremblay
Name: Steven E. Tremblay

Title:	Executive Vice President and
Chief Financial Officer

AZ CHEM INTERMEDIATE LP

By:    AZ Chem Partners I, LLC its general partner
By:    AZ Chem Holdings LP, its sole member
By:    AZ Chem Partner II LLC, its general partner
By:    Kraton Polymers LLC, its sole member

By:	/s/ Steven E. Tremblay
Name: Steven E. Tremblay

Title:	Executive Vice President and
Chief Financial Officer

AZ CHEM US HOLDINGS INC.

By:	/s/ Steven E. Tremblay
Name: Steven E. Tremblay

Title:	Executive Vice President and
Chief Financial Officer

AZ CHEM US INC.

By:	/s/ Steven E. Tremblay
Name: Steven E. Tremblay

Title:	Executive Vice President and
Chief Financial Officer

Exhibit 10.1

AZ CHEM HOLDINGS LP

By:    AZ Chem Partner II LLC, its general partner
By:    Kraton Polymers LLC, its sole member

By:	/s/ Steven E. Tremblay
Name: Steven E. Tremblay

Title:	Executive Vice President and
Chief Financial Officer

AZ CHEM PARTNERS I LLC

By:    AZ Chem Holdings LP, its sole member

By:	AZ Chem Partners II LLC, its general partner
By:    Kraton Polymers LLC, its sole member

By:	/s/ Steven E. Tremblay
Name: Steven E. Tremblay

Title:	Executive Vice President and
Chief Financial Officer

AZ CHEM PARTNERS II LLC

By:	Kraton Polymers LLC, its sole member

By:	/s/ Steven E. Tremblay
Name: Steven E. Tremblay

Title:	Executive Vice President and
Chief Financial Officer

Exhibit 10.1

ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Vipul Dhadda

Name:	Vipul Dhadda

Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola

Name:	Karim Rahimtoola

Title:	Authorized Signatory

Exhibit 10.1

DEUTSCHE BANK AG NEW YORK BRANCH, as Replacement Term Lender

By:	/s/ Marcus Tarkington

Name:	Marcus Tarkington

Title:	Director

By:    /s/ Dusan Lazarov
Name:    Dusan Lazarov
Title:     Director